UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 18, 2007
             (Date of earliest event reported): (September 17, 2007)


                                  Revlon, Inc.
                                  ------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                   1-11178                    13-3662955
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(State or Other Jurisdiction        (Commission                (I.R.S. Employer
       of Incorporation)            File Number)             Identification No.)

             237 Park Avenue
           New York, New York                                       10017
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (212) 527-4000
                                ----------------
              (Registrant's telephone number, including area code)

                                      None
                                     ------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
           ------------

On September 17, 2007, Howard Gittis, a member of the Board of Directors of Revlon, Inc. (the "Company"), died. Mr. Gittis had served as a Director since the Company's formation in 1992, and also served as a member of the Company's Compensation and Stock Plan Committee.

Mr. Gittis was an extraordinary leader and a valued member of the Board and the Compensation Committee and will be greatly missed.

No replacement has been appointed to fill the vacancy left by Mr. Gittis.

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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      REVLON, INC.

                                      By: /s/ Robert K. Kretzman
                                          ----------------------
                                      Robert K. Kretzman
                                      Executive Vice President, Human Resources,
                                      Chief Legal Officer, General Counsel and
                                      Secretary


Date: September 18, 2007

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